Business Combination	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
Disclosure of business combinations	Business Combination
On March 4, 2025, CMB.TECH NV, through its subsidiary CMB.TECH Bermuda Ltd., entered into a share purchase agreement with Hemen Holdings Limited (Hemen) to purchase all of Hemen's 81,363,730 of the common shares of Golden Ocean Group Limited at a purchase price of $14.49 per common share. Following the closing of the Share Purchase on March 12, 2025, CMB.TECH held 40.8% of Golden Ocean's outstanding common shares. The combination of CMB.TECH and Golden Ocean is accounted for as a business combination using the acquisition method of accounting under the provisions of IFRS 3, "Business combinations", with CMB.TECH as the accounting acquirer under this guidance.
As the remaining shareholdings were widely dispersed and no contractual agreements were in place with other shareholders regarding preferred voting rights, the shareholding of 40.8% was considered a majority shareholding. As stated in the Bye-laws, any question proposed for consideration at a general meeting was decided by a simple majority of votes cast. Based on the voting patterns observed at the three most recent shareholder meetings, it was concluded that, following completion of the share purchase, CMB.TECH held significantly more voting rights than any other shareholder or organized group of shareholders, resulting in de facto power through voting rights. The Company assessed that control had been obtained in accordance with IFRS 10 as of that date. Consequently, Golden Ocean was fully integrated as a subsidiary within CMB.TECH’s consolidated accounts.

Between March 24, 2025, and April 3, 2025, CMB.TECH acquired an additional 17,036,474 Golden Ocean common shares in the open market. As of June 30, 2025, CMB.TECH, indirectly through CMB.TECH Bermuda Ltd. owned an aggregate of 98,400,204 Golden Ocean common shares, representing 49.4% of Golden Ocean’s outstanding voting shares.

On April 22, 2025, CMB.TECH and Golden Ocean announced they signed the Term Sheet for a stock-for-stock merger and subsequently on May 28, 2025, signed the Merger Agreement. CMB.TECH is be the surviving entity of the Merger. On August 19, 2025, the stock-for-stock merger of Golden Ocean with and into CMB.TECH Bermuda Ltd., a wholly-owned subsidiary of CMB.TECH with CMB.TECH Bermuda Ltd. as the surviving company, and with CMB.TECH as the issuer of the merger consideration shares, has been approved. On August 20, 2025, the merger was completed and each Golden Ocean common share was canceled, and such shares (other than shares that Golden Ocean, CMB.TECH, CMB.TECH Bermuda or any of their respective subsidiaries own) were automatically converted into the right to receive 0.95 CMB.TECH ordinary shares (subject to adjustment, pursuant to the terms of the Merger Agreement). The consideration transferred in shares amounts to $1,461.4 million, representing the value of 95,952,934 newly issued CMB.TECH ordinary shares with a valuation of $15.23 per share.

The subsequent acquisitions of Golden Ocean shares as well as the merger are accounted for as a step acquisition of the non-controlling interest to equity on the basis of IFRS 10.B96.

Golden Ocean Group, is an international dry bulk shipping group. The merger creates one of the largest diversified listed maritime groups in the world with a combined fleet of about 250 seagoing vessels (including newbuildings). Following the merger, the free float of CMB.TECH increased, which is beneficial for the liquidity of the CMB.TECH ordinary shares.

Details of the fair value of identifiable assets and liabilities acquired, purchase consideration and goodwill are as follows (note that fair value was not used as the measurement basis for assets and liabilities that require a different basis, which includes the office leases, contingent liabilities, income taxes and defined benefit pension plans):

(in thousands of USD)	Note	Book value	Adjustment	Fair value
Vessels	8	2,935,213	536,848	3,472,061
Right-of-use assets	8	108,886	101,865	210,751
Intangible assets	9	396	—	396
Investments	26	53,236	—	53,236
Receivables	-	15,438	—	15,438
Current assets	-	186,736	—	186,736
Cash and cash equivalents	-	80,064	—	80,064
LT loans and borrowings	-	(884,455)	(6,161)	(890,616)
Non-current payables	-	(284,831)	(2,104)	(286,935)
Current liabilities	-	(382,432)	(3,185)	(385,617)
Total identifiable net assets acquired		1,828,251	627,263	2,455,514

(in thousands of USD)	Acquisition of the shares on March 12, 2025
Consideration transferred in cash				1,178,960
Share in equity	40.80%
Total identifiable net assets acquired				1,001,938
Goodwill				177,022

(in thousands of USD)	Subsequent acquisitions (transactions with non-controlling shareholders)
Consideration transferred in cash subsequent purchases				137,066
Share in equity	8.54%
Total non-controlling interest acquired				209,792
Movement of equity as a result of the step acquisition of non-controlling interest				(72,726)

(in thousands of USD)	Merger (transactions with non-controlling shareholders)
Consideration transferred in shares		1,461,363
Share in equity	50.65%
Total non-controlling interest acquired		1,217,011
Movement of equity as a result of the step acquisition of non-controlling interest		244,352

Following the initial acquisition, 59.20% of the revalued net assets is attributed to minority interests. Based on the figures of March 12, 2025, this amounts to $1,453.6 million.

Current assets are comprised of trade debtors, inventory and deferred charges. Current liabilities are primarily constituted by short-term loans and borrowings, trade debts and accrued costs and deferred income related to the shipping activities.

The acquired receivables had a fair value of $113.9 million at the acquisition date, with gross contractual amounts receivable of $114.3 million, of which $0.4 million was estimated at the acquisition date not to be collectible.

Management has belief in the dry bulk market and expects significant growth in the business. CMB.TECH recognized the resulting goodwill on the statement of financial position. This goodwill is assessed for impairment annually.

Contribution to revenue and profit/loss
Since their acquisition by the Group, the acquired companies contributed revenue of $691.8 million and a loss of $2.9 million to the Group's consolidated results for the period ended December 31, 2025. If the acquisition had occurred on 1 January 2025, management estimates that the Group’s consolidated revenue for the period ended December 31, 2025, would have been $1,773.5 million and consolidated profit for the period ended December 31,2025, would have been $107.5 million.
Acquisition related costs
The Group incurred at December 31, 2025, $4.7 million of legal fees, mainly related to due diligence costs, advisory fees and audit fees. These acquisition-related costs for the business combination were expensed as incurred and are included in 'General and administrative expenses'.

Transaction costs directly attributable to the bridge facility obtained to finance the acquisition of the shares were included in the initial carrying amount of the financial liability. These costs are subsequently amortized over the life of the instrument. As of December 31, 2025, an amount of $17.5 million has been recognized in 'Finance expense' in the consolidated statement of profit or loss.

Business combinations completed in prior periods
On December 22, 2023 CMB.TECH and CMB NV entered into a share purchase agreement for the acquisition of 100% of the shares in CMB.TECH Enterprises NV for a purchase price of $1.15 billion in cash. The transaction was approved by an Extraordinary General Meeting on February 7, 2024 and has been completed on February 8, 2024. The transaction has been considered as a transaction under common control and therefore IFRS 3 does not apply. Hence book value accounting was applied which resulted in the recognition of an adjustment of $797.0 million in retained earnings to reflect the difference between the consideration paid and the identifiable net assets acquired.